UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2016

Bristow Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2103 City West Blvd., 4th Floor Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

New U.S. Subsidiary Credit Facility

On November 11, 2016 (the “Credit Agreement Closing Date”), Bristow U.S. Leasing LLC (the “U.S. Borrower”), a subsidiary of Bristow Group Inc. (the “Company”), entered into a Term Loan Credit Agreement (the “U.S. Credit Agreement”) among the U.S. Borrower, as borrower, the lenders from time to time party thereto and Lombard North Central Plc, as administrative agent and as security trustee, pursuant to which the lenders have agreed to provide commitments to make a term loan in the amount of $109,890,000 to be advanced in Great Britain pounds (GBP) and converted into U.S. dollars at an agreed exchange rate (the “U.S. Term Loan”). The lenders are not obligated to make the U.S. Term Loan to the U.S. Borrower, and none of the covenants will be effective, and no collateral or guarantees will be provided, until the satisfaction of certain funding conditions, which include closing conditions that the Company considers customary for this type of facility, as well as the receipt of all necessary authorizations from the United Kingdom Department for Transport and the United States Department of State in respect of U.S. International Traffic in Arms Regulations. The date on which such funding conditions are satisfied (or waived) is referred to in the U.S. Credit Agreement as the “Funding Date.” The proceeds of the loan are being used to finance the purchase by the U.S. Borrower of three Sikorsky S-92 aircraft (the “S-92 Aircraft”), which are being used to undertake full search and rescue activities in the U.K. The U.S. Term Loan will mature on the date that is eighty-four (84) months after the Funding Date.

Borrowings under the U.S. Credit Agreement bear interest at an interest rate equal to the ICE Benchmark Administration Limited LIBOR (or the successor thereto) plus 2.25% per annum. Interest will be paid at the end of each interest period, which will have lengths of either one or three months. The U.S. Borrower’s obligations under the U.S. Credit Agreement will be guaranteed by the Company and will be secured by the S-92 Aircraft to be purchased by U.S. Borrower from its affiliate with the proceeds of the U.S. Term Loan, together with the engines, and other equipment and parts that may from time to time be installed on the S-92 Aircraft (collectively, the “S-92 Aircraft Collateral”).

In addition, the U.S. Credit Agreement includes covenants that the Company considers customary for these types of facilities, including requirements to maintain, register and insure the S-92 Aircraft Collateral and restrictions on the ability of the U.S. Borrower to incur additional liens on or sell the S-92 Aircraft Collateral (except to the Company and its subsidiaries).

The foregoing description of the U.S. Credit Agreement is not complete and is qualified in its entirety by reference to the complete document. A copy of the U.S. Credit Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

New U.K. Subsidiary Credit Facility

On the Credit Agreement Closing Date, Bristow Aircraft Leasing Limited (the “U.K. Borrower”), a subsidiary of the Company, entered into a Term Loan Credit Agreement (the “U.K. Credit Agreement”) among the U.K. Borrower, as borrower, the lenders from time to time party thereto and Lombard North Central Plc, as administrative agent and as security trustee, pursuant to which the lenders have agreed to provide commitments to make a term loan in the amount of $90,110,000 to be advanced in Great Britain pounds (GBP) and converted into U.S. dollars at an agreed exchange rate (the “U.K. Term Loan”). The lenders are not obligated to make the U.K. Term Loan to the U.K. Borrower, and none of the covenants will be effective, and no collateral or guarantees will be provided, until the satisfaction of certain funding conditions, which include closing conditions that the Company considers customary for this type of facility, as well as the receipt of all necessary authorizations from the United Kingdom Department for Transport and the United States Department of State in respect of U.S. International Traffic in Arms Regulations. The date on which such funding conditions are satisfied (or waived) is referred to in the U.K. Credit Agreement as the “Funding Date.” The proceeds of the loans are being used to finance the purchase by the U.K. Borrower of five AgustaWestland AW189 aircraft (the “AW189 Aircraft”), which will be used to undertake full search and rescue activities in the U.K. The U.K. Term Loan will mature on the date that is eighty-four (84) months after the Funding Date.

Borrowings under the U.K. Credit Agreement bear interest at an interest rate equal to the ICE Benchmark Administration Limited LIBOR (or the successor thereto) plus 2.25% per annum. Interest will be paid at the end of each interest period, which will have lengths of either one or three months. The U.K. Borrower’s obligations under the U.K. Credit Agreement will be guaranteed by the Company and U.S. Borrower and will be secured by the AW189 Aircraft to be purchased by U.K. Borrower from its affiliate with the proceeds of the U.K. Term Loan, together with the engines, and other equipment and parts that may from time to time be installed on the AW189 Aircraft (collectively, the “AW189 Aircraft Collateral”).

In addition, the U.K. Credit Agreement includes covenants that the Company considers customary for these types of facilities, including requirements to maintain, register and insure the AW189 Aircraft Collateral and restrictions on the ability of the U.K. Borrower to incur additional liens on or sell the AW189 Aircraft Collateral (except to the Company and its subsidiaries).

The foregoing description of the U.K. Credit Agreement is not complete and is qualified in its entirety by reference to the complete document. A copy of the U.K. Credit Agreement is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 14, 2016, the Company issued a press release announcing the closing of the U.S. Credit Agreement and the U.K. Credit Agreement as discussed in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Term Loan Credit Agreement, dated as of November 11, 2016, among Bristow U.S. Leasing LLC, the lenders from time to time party thereto and Lombard North Central Plc

10.2	Term Loan Credit Agreement, dated as of November 11, 2016, among Bristow Aircraft Leasing Limited, the lenders from time to time party thereto and Lombard North Central Plc

99.1	Press Release dated November 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.

Date: November 14, 2016	By:	/s/ E. Chipman Earle
E. Chipman Earle
Senior Vice President, Chief Legal and Support Officer and Corporate Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Term Loan Credit Agreement, dated as of November 11, 2016, among Bristow U.S. Leasing LLC, the lenders from time to time party thereto and Lombard North Central Plc

10.2	Term Loan Credit Agreement, dated as of November 11, 2016, among Bristow Aircraft Leasing Limited, the lenders from time to time party thereto and Lombard North Central Plc

99.1	Press Release dated November 14, 2016